UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09945

Natixis Funds Trust IV

(Exact name of registrant as specified in charter)

399 Boylston Street, Boston, Massachusetts 02116 (Address of principal executive offices) (Zip code)

Coleen Downs Dinneen, Esq. Natixis Distributors, L.P. 399 Boylston Street Boston, Massachusetts 02116

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2810

Date of fiscal year end: January 31

Date of reporting period: January 31, 2011

Item 1. Report to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

ANNUAL REPORT

January 31, 2011

AEW Real Estate Fund

AEW Capital Management, L.P.

TABLE OF CONTENTS

Management Discussion page 1

Investment Results page 3

Portfolio of Investments page 7

Financial Statements page 10

AEW REAL ESTATE FUND

Management Discussion

Manager:

Matthew A. Troxell, CFA

AEW Capital Management, L.P.

Objective:

Seeks to provide investors with above-average income and long-term growth of capital

Strategy:

Invests in real estate investment trusts (REITs) and/or real estate-related companies

Inception Date:

August 31, 2000

Symbols:

Class A	NRFAX
Class B	NRFBX
Class C	NRCFX
Class Y	NRFYX

Market Conditions

Impressive performance continued to characterize the U.S. real estate investment trust (REIT) market. Broad gains in equity prices, continuing signs of improving commercial real estate fundamentals, low interest rates and strong demand for income investments combined to drive REIT prices higher during the fiscal year. Solid earnings and increased acquisition activity by REITs also provided support. Volatility did materialize from time to time, as fiscal troubles in Europe and fears of a double-dip recession caused global stock markets to retreat last summer. However, the markets rebounded with the help of an additional round of Treasury purchases – so called “quantitative easing” – by the Federal Reserve Board, the recent tax-cut package and improving retail sales. Across the REIT spectrum, the strongest performing property types during the period were apartments, hotels and regional malls.

Performance Results

For the 12 months ended January 31, 2011 Class A shares of AEW Real Estate Fund returned 39.50% at net asset value. For the same period, the fund’s benchmark, the MSCI US REIT Index, gained 40.23%, while the average return of funds in the Morningstar Real Estate Fund category was 38.12%.

Explanation of Fund Performance

In terms of sector allocation, apartments, regional malls and the office group were the fund’s largest positions and the most positive contributors to performance. Manufactured housing and “triple net lease” (the most frequently used commercial lease form) were among the fund’s weakest sectors, although both generated positive returns.

Among individual securities, the fund’s top two contributors to return were regional mall REIT Simon Property Group and apartment REIT Equity Residential. The performance of Simon Property, the largest REIT in North America, was the result of the company’s relatively strong operating results, its liquidity and the high quality of its assets. Equity Residential’s

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solid performance reflected the defensive characteristics of the company’s balance sheet, its high-quality portfolio and a widely shared belief that it should benefit from rising rents in many of its core markets.

Individual detractors included office REIT Hudson Pacific Properties and CoreSite Realty. We purchased Hudson Pacific at its initial public offering in June because we expected the company to capitalize on some acquisition opportunities in this challenging economic and real estate environment. However, the company’s prospective acquisitions were priced surprisingly high, and it was unable to deploy capital as attractively as we had anticipated. We subsequently sold the position. CoreSite Realty, which builds and manages data centers across the United States, was hurt by concerns of oversupply in this market area. Late in the period, an announcement of slightly lower-than-expected revenues by one large-scale user of data center space in the United States also weighed on the company. We believe these concerns were exaggerated as user demand remains fairly robust, and we believe that CoreSite Realty still represents good relative value.

Outlook

Following two consecutive years of strong gains, we believe performance for the U.S. REIT sector is likely to moderate in 2011. Among the biggest risks will be the health of the economy and broader global macroeconomic developments, as well as potentially higher interest rates, which could make REIT dividend yields less competitive with other income investments. The potential for an increase in borrowing cost for REIT companies is another concern.

On the flip side, several factors could support the REIT sector. These include the possibility that long-term interest rates could remain historically low over the near- and medium-term, keeping borrowing costs relatively low and adding to the attractiveness of REIT dividends. Moreover, the supply of new space remains largely non-existent in most property types throughout the United States. We believe that increased consumer confidence and consumption should lead to a sustained recovery in net operating income growth and continued improvements in the debt capital markets.

What You Should Know:

Investments in the Fund are subject to a number of risks. Please see the “Principal Risks” section of the Fund’s prospectus. The purchase of Fund shares should be seen as a long-term investment.

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AEW REAL ESTATE FUND

Investment Results through January 31, 2011

The charts comparing the fund’s performance to an index provide a general sense of how it performed. The fund’s total return for the period shown below appears with and without sales charges and includes fund expenses and fees. An index measures the performance of a theoretical portfolio. Unlike a fund, the index is unmanaged and does not have expenses that affect the results. It is not possible to invest directly in an index. Investors would incur transaction costs and other expenses if they purchased the securities necessary to match the index.

Growth of a $10,000 Investment in Class A Shares4

January 31, 2001 through January 31, 2011

Average Annual Returns — January 31, 20114

	1 Year	5 Years	10 Years

Class A (Inception 12/29/00)
Net Asset Value[1]	39.50%	1.88%	11.22%
With Maximum Sales Charge[2]	31.49	0.68	10.56

Class B (Inception 12/29/00)
Net Asset Value[1]	38.54	1.13	10.39
With CDSC[3]	33.54	0.82	10.39

Class C (Inception 12/29/00)
Net Asset Value[1]	38.41	1.12	10.40
With CDSC[3]	37.41	1.12	10.40

Class Y (Inception 8/31/00)
Net Asset Value[1]	39.80	2.19	11.53

Comparative Performance
MSCI US REIT Index	40.23	2.14	10.89
Morningstar Real Estate Fund Avg.	38.12	1.19	9.94

All returns represent past performance and do not guarantee future results. Periods of less than one year are not annualized. Share price and return will vary and you may have a gain or loss when you sell your shares. Current returns may be higher or lower than those shown. For performance current to the most recent month-end, visit ga.natixis.com. All results include reinvestment of dividends and capital gains. The graph represents past performance of Class A shares. Class Y shares are only available to certain investors, as outlined in the prospectus.

The table and graph do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

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Fund Composition	% of Net Assets as of 1/31/11
Common Stocks	95.3
Short-Term Investments and Other	4.7

Ten Largest Holdings	% of Net Assets as of 1/31/11
Simon Property Group, Inc.	10.0
Equity Residential	6.9
Public Storage	4.9
Boston Properties, Inc.	4.8
AvalonBay Communities, Inc.	4.8
Vornado Realty Trust	4.7
HCP, Inc.	4.1
Host Hotels & Resorts, Inc.	3.9
Nationwide Health Properties, Inc.	3.3
Macerich Co. (The)	3.3

Five Largest Industries	% of Net Assets as of 1/31/11
Apartments	16.1
Regional Malls	13.7
Diversified	13.1
Office Property	11.5
Health Care	10.1

Portfolio holdings and asset allocations will vary.

Expense Ratios

as stated in the most recent prospectus

Share Class	Gross Expense Ratio[5]	Net Expense Ratio[6]
A	1.63%	1.50%
B	2.39	2.25
C	2.39	2.25
Y	1.27	1.25

NOTES TO CHARTS

See page 5 for descriptions of the index/average.

1	Does not include a sales charge.

2	Includes the maximum sales charge of 5.75%.

3	Performance for Class B shares assumes a maximum 5.00% contingent deferred sales charge (“CDSC”) applied when you sell shares, which declines annually between years 1-6 according to the following schedule: 5, 4, 3, 3, 2, 1, 0%. Class C share performance assumes a 1.00% CDSC applied when you sell shares within one year of purchase.

4	Fund performance has been increased by fee waivers and/or expense reimbursements, without which performance would have been lower.

5	Before fee waivers and/or expense reimbursements.

6	After fee waivers and/or expense reimbursements. Waivers/reimbursements are contractual and are set to expire on 4/30/11. Contracts are reevaluated on an annual basis.

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ADDITIONAL INFORMATION

The views expressed in this report reflect those of the portfolio manager as of the dates indicated. The manager’s views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the fund is actively managed, there is no assurance that it will continue to invest in the securities or industries mentioned.

Before investing, consider the fund’s investment objectives, risks, charges and expenses. Visit ga.natixis.com or call 800-225-5478 for a prospectus and/or a summary prospectus, both of which contain this and other information. Read it carefully.

INDEX/AVERAGE DESCRIPTIONS

MSCI US REIT Index is an unmanaged index that is composed of the most actively traded equity REIT (real estate investment trust) securities.

Morningstar Real Estate Fund Average is the average performance without sales charges of funds with similar investment objectives, as calculated by Morningstar, Inc.

PROXY VOTING INFORMATION

A description of the fund’s proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the fund’s website at ga.natixis.com; and on the Securities and Exchange Commission’s (SEC) website at www.sec.gov. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010 is available on the fund’s website and the SEC’s website.

QUARTERLY PORTFOLIO SCHEDULES

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

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UNDERSTANDING FUND EXPENSES

As a mutual fund shareholder, you incur different costs: transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions, and ongoing costs, including management fees, distribution and/or service fees (12b-1 fees), and other fund expenses. In addition, the fund may assess a minimum balance fee of $20 on an annual basis for accounts that fall below the required minimum to establish an account. Certain exemptions may apply. These costs are described in more detail in the fund’s prospectus. The examples below are intended to help you understand the ongoing costs of investing in the fund and help you compare these with the ongoing costs of investing in other mutual funds.

The first line in the table of each class of fund shares shows the actual account values and actual fund expenses you would have paid on a $1,000 investment in the fund from August 1, 2010 through January 31, 2011. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During the Period column as shown below for your class.

The second line in the table of each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges or exchange fees. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. If transaction costs were included, total costs would be higher.

AEW REAL ESTATE FUND	BEGINNING ACCOUNT VALUE 8/1/2010	ENDING ACCOUNT VALUE 1/31/2011	EXPENSES PAID DURING PERIOD* 8/1/2010 – 1/31/2011
Class A
Actual	$1,000.00	$1,123.00	$7.44
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$7.07
Class B
Actual	$1,000.00	$1,119.40	$11.38
Hypothetical (5% return before expenses)	$1,000.00	$1,014.47	$10.82
Class C
Actual	$1,000.00	$1,118.70	$11.43
Hypothetical (5% return before expenses)	$1,000.00	$1,014.42	$10.87
Class Y
Actual	$1,000.00	$1,124.50	$6.16
Hypothetical (5% return before expenses)	$1,000.00	$1,019.41	$5.85

*	Expenses are equal to the Fund’s annualized expense ratio: 1.39%, 2.13%, 2.14% and 1.15% for Class A, B, C and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, divided by 184 (to reflect the half-year period).

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Portfolio of Investments – as of January 31, 2011

AEW Real Estate Fund

Shares	Description	Value (†)

Common Stocks — 95.3% of Net Assets
Lodging — 1.5%
71,500	Starwood Hotels & Resorts Worldwide, Inc.	$4,216,355

Real Estate — 0.9%
146,000	Brookfield Properties Corp.	2,568,140

Real Estate Investment Trusts — 92.9%
	REITs - Apartments — 16.1%
45,000	American Campus Communities, Inc.	1,455,300
118,000	AvalonBay Communities, Inc.	13,679,740
133,700	Camden Property Trust	7,410,991
120,000	Campus Crest Communities, Inc.	1,584,000
364,000	Equity Residential	19,725,160
19,700	Essex Property Trust, Inc.	2,285,200

		46,140,391

	REITs - Diversified — 13.1%
63,500	American Assets Trust, Inc.	1,351,915
105,000	CoreSite Realty Corp.	1,508,850
51,600	Digital Realty Trust, Inc.	2,807,040
230,600	DuPont Fabros Technology, Inc.	5,285,352
110,000	Entertainment Properties Trust	5,063,300
227,000	Liberty Property Trust	7,892,790
152,300	Vornado Realty Trust	13,416,107

		37,325,354

	REITs - Health Care — 10.1%
315,000	HCP, Inc.	11,683,350
46,400	Health Care REIT, Inc.	2,277,312
250,000	Nationwide Health Properties, Inc.	9,387,500
245,000	Omega Healthcare Investors, Inc.	5,458,600

		28,806,762

	REITs - Hotels — 4.9%
609,500	Host Hotels & Resorts, Inc.	11,281,845
137,000	Pebblebrook Hotel Trust	2,816,720

		14,098,565

	REITs - Manufactured Homes — 1.2%
62,000	Equity Lifestyle Properties, Inc.	3,526,560

	REITs - Office Property — 11.5%
51,600	Alexandria Real Estate Equities, Inc.	3,975,264
261,400	BioMed Realty Trust, Inc.	4,665,990
145,500	Boston Properties, Inc.	13,730,835
30,400	Corporate Office Properties Trust	1,111,120
190,500	Kilroy Realty Corp.	7,265,670
111,100	Piedmont Office Realty Trust, Inc., Class A	2,197,558

		32,946,437

See accompanying notes to financial statements.

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Portfolio of Investments – as of January 31, 2011

AEW Real Estate Fund – (continued)

Shares	Description	Value (†)

	REITs - Regional Malls — 13.7%
18,818	General Growth Properties, Inc.	$278,695
191,600	Macerich Co. (The)	9,323,256
282,000	Simon Property Group, Inc.	28,608,900
20,000	Taubman Centers, Inc.	1,047,000

		39,257,851

	REITs - Shopping Centers — 9.0%
284,400	Developers Diversified Realty Corp.	3,867,840
33,400	Excel Trust, Inc.	426,852
101,500	Federal Realty Investment Trust	8,163,645
401,500	Kite Realty Group Trust	2,119,920
155,900	Ramco-Gershenson Properties Trust	2,004,874
169,500	Regency Centers Corp.	7,307,145
186,700	Retail Opportunity Investments Corp.	1,828,726

		25,719,002

	REITs - Single Tenant — 1.2%
107,000	National Retail Properties, Inc.	2,658,950
20,800	Realty Income Corp.	727,168

		3,386,118

	REITs - Storage — 7.4%
369,900	Extra Space Storage, Inc.	7,113,177
128,500	Public Storage	14,003,930

		21,117,107

	REITs - Warehouse/Industrials — 4.7%
174,100	AMB Property Corp.	5,841,055
572,800	DCT Industrial Trust, Inc.	3,173,312
275,000	First Potomac Realty Trust	4,427,500

		13,441,867

	Total Real Estate Investment Trusts	265,766,014

	Total Common Stocks (Identified Cost $218,310,162)	272,550,509

Principal Amount
Short-Term Investments — 4.8%
$13,692,994	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 1/31/2011 at 0.000% to be repurchased at $13,692,994 on 2/01/2011 collateralized by $14,385,000 Federal National Mortgage Association, 3.420% due 11/24/2020 valued at $13,971,431 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,692,994)	13,692,994

	Total Investments — 100.1% (Identified Cost $232,003,156)(a)	286,243,503
	Other Assets Less Liabilities — (0.1)%	(164,263)

	Net Assets — 100.0%	$286,079,240

See accompanying notes to financial statements.

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Portfolio of Investments – as of January 31, 2011

AEW Real Estate Fund – (continued)

(†)	See Note 2 of Notes to Financial Statements.

(a)	Federal Tax Information:
	At January 31, 2011, the net unrealized appreciation on investments based on a cost of $236,278,834 for federal income tax purposes was as follows:
	Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$50,849,976
	Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(885,307)

	Net unrealized appreciation	$49,964,669

REITs	Real Estate Investment Trusts

Industry Summary at January 31, 2011 (Unaudited)

Apartments	16.1%
Regional Malls	13.7
Diversified	13.1
Office Property	11.5
Health Care	10.1
Shopping Centers	9.0
Storage	7.4
Hotels	4.9
Warehouse/Industrials	4.7
Other Investments, less than 2% each	4.8
Short-Term Investments	4.8

Total Investments	100.1
Other assets less liabilities	(0.1)

Net Assets	100.0%

See accompanying notes to financial statements.

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Statement of Assets and Liabilities

January 31, 2011

ASSETS
Investments at cost	$232,003,156
Net unrealized appreciation	54,240,347

Investments at value	286,243,503
Receivable for Fund shares sold	2,816,926
Receivable for securities sold	160,153
Dividends receivable	232,083

TOTAL ASSETS	289,452,665

LIABILITIES
Payable for securities purchased	2,754,745
Payable for Fund shares redeemed	212,808
Management fees payable (Note 5)	203,669
Deferred Trustees’ fees (Note 5)	74,390
Administrative fees payable (Note 5)	11,312
Other accounts payable and accrued expenses	116,501

TOTAL LIABILITIES	3,373,425

NET ASSETS	$286,079,240

NET ASSETS CONSIST OF:
Paid-in capital	$262,186,944
Distributions in excess of net investment income	(74,389)
Accumulated net realized loss on investments	(30,273,662)
Net unrealized appreciation on investments	54,240,347

NET ASSETS	$286,079,240

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$68,895,018

Shares of beneficial interest	4,122,629

Net asset value and redemption price per share	$16.71

Offering price per share (100/94.25 of net asset value) (Note 1)	$17.73

Class B shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$2,710,765

Shares of beneficial interest	162,076

Net asset value and offering price per share	$16.73

Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$9,535,605

Shares of beneficial interest	569,490

Net asset value and offering price per share	$16.74

Class Y shares:
Net assets	$204,937,852

Shares of beneficial interest	12,679,822

Net asset value, offering and redemption price per share	$16.16

See accompanying notes to financial statements.

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Statement of Operations

For the Year Ended January 31, 2011

INVESTMENT INCOME
Dividends	$4,484,038
Less net foreign taxes withheld	(3,030)

4,481,008

Expenses
Management fees (Note 5)	1,638,373
Service and distribution fees (Note 5)	279,588
Administrative fees (Note 5)	97,071
Trustees’ fees and expenses (Note 5)	29,835
Transfer agent fees and expenses (Note 5)	218,298
Audit and tax services fees	57,028
Custodian fees and expenses	23,223
Legal fees	3,461
Registration fees	218,704
Shareholder reporting expenses	54,096
Miscellaneous expenses	13,770

2,633,447
Fee/expense recovery (Note 5)	18,433

Total expenses	2,651,880

Net investment income	1,829,128

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on:
Investments	1,205,023
Capital gain distributions received (Note 2)	776,163
Net change in unrealized appreciation (depreciation) on:
Investments	59,234,914

Net realized and unrealized gain on investments	61,216,100

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$63,045,228

See accompanying notes to financial statements.

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Statement of Changes In Net Assets

	Year Ended January 31, 2011	Year Ended January 31, 2010
FROM OPERATIONS:
Net investment income	$1,829,128	$2,546,265
Net realized gain (loss) on investments	1,981,186	(26,376,859)
Net change in unrealized appreciation (depreciation) on investments	59,234,914	67,384,818

Net increase in net assets resulting from operations	63,045,228	43,554,224

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income
Class A	(645,020)	(876,368)
Class B	(15,938)	(38,378)
Class C	(46,485)	(83,432)
Class Y	(1,649,180)	(1,230,896)
Distributions from paid-in capital
Class A	(249,606)	—
Class B	(6,173)	—
Class C	(18,005)	—
Class Y	(638,760)	—

Total distributions	(3,269,167)	(2,229,074)

NET INCREASE IN NET ASSETS FROM CAPITAL SHARE TRANSACTIONS (NOTE 10)	92,894,134	19,146,334

Net increase in net assets	152,670,195	60,471,484
NET ASSETS
Beginning of the year	133,409,045	72,937,561

End of the year	$286,079,240	$133,409,045

UNDISTRIBUTED NET INVESTMENT INCOME (DISTRIBUTIONS IN EXCESS OF NET INVESTMENT INCOME)	$(74,389)	$453,106

See accompanying notes to financial statements.

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Financial Highlights

For a share outstanding throughout each period.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of the period	Net investment income (a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Distributions from net realized capital gains	Distributions from paid-in capital
Class A
1/31/2011	$12.15	$0.12	$4.65	$4.77	$(0.15)	$—	$(0.06)
1/31/2010	8.32	0.25	3.79	4.04	(0.21)	—	—
1/31/2009	16.96	0.33	(8.25)	(7.92)	(0.32)	(0.40)	—
1/31/2008	26.49	0.30	(6.85)	(6.55)	(0.31)	(2.67)	—
1/31/2007	20.78	0.19	7.24	7.43	(0.19)	(1.53)	—
Class B
1/31/2011	12.16	0.02	4.65	4.67	(0.07)	—	(0.03)
1/31/2010	8.29	0.19	3.79	3.98	(0.11)	—	—
1/31/2009	16.95	0.22	(8.25)	(8.03)	(0.23)	(0.40)	—
1/31/2008	26.45	0.11	(6.80)	(6.69)	(0.14)	(2.67)	—
1/31/2007	20.77	0.01	7.24	7.25	(0.04)	(1.53)	—
Class C
1/31/2011	12.18	0.01	4.66	4.67	(0.08)	—	(0.03)
1/31/2010	8.30	0.18	3.81	3.99	(0.11)	—	—
1/31/2009	16.97	0.22	(8.26)	(8.04)	(0.23)	(0.40)	—
1/31/2008	26.49	0.12	(6.82)	(6.70)	(0.15)	(2.67)	—
1/31/2007	20.80	0.02	7.24	7.26	(0.04)	(1.53)	—
Class Y
1/31/2011	11.76	0.15	4.50	4.65	(0.18)	—	(0.07)
1/31/2010	8.05	0.25	3.70	3.95	(0.24)	—	—
1/31/2009	16.46	0.38	(8.03)	(7.65)	(0.36)	(0.40)	—
1/31/2008	25.78	0.38	(6.66)	(6.28)	(0.37)	(2.67)	—
1/31/2007	20.25	0.27	7.05	7.32	(0.26)	(1.53)	—

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares and a contingent deferred sales charge for Class B and Class C shares are not reflected in total return calculations. Periods less than one year, if applicable, are not annualized.
(c)	Had certain expenses not been waived/reimbursed during the period, if applicable, total returns would have been lower.
(d)	The investment adviser and/or administrator agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, if applicable, expenses would have been higher.
(e)	Computed on an annualized basis for periods less than one year, if applicable.
(f)	Includes fee/expense recovery of 0.01% for Class A, B, C and Y shares.
(g)	Includes fee/expense recovery of 0.04%, 0.04%, 0.04% and 0.01% for Class A, B, C and Y, respectively.

See accompanying notes to financial statements.

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				Ratios to Average Net Assets:

Total distributions	Net asset value, end of the period	Total return (%) (b)(c)	Net assets, end of the period (000’s)	Net expenses (%) (d)(e)		Gross expenses (%) (e)		Net investment income (%) (e)	Portfolio turnover rate (%)

$(0.21)	$16.71	39.50	$68,895	1.40	(f)	1.40	(f)	0.81	9
(0.21)	12.15	49.59	47,908	1.50		1.63		2.49	22
(0.72)	8.32	(48.80)	33,283	1.50		1.52		2.26	30
(2.98)	16.96	(25.22)	78,612	1.46		1.46		1.35	24
(1.72)	26.49	37.36	120,151	1.48	(g)	1.48	(g)	0.82	15

(0.10)	16.73	38.54	2,711	2.15	(f)	2.15	(f)	0.10	9
(0.11)	12.16	48.53	3,478	2.25		2.39		1.92	22
(0.63)	8.29	(49.23)	3,560	2.25		2.27		1.46	30
(2.81)	16.95	(25.72)	10,158	2.23		2.23		0.49	24
(1.57)	26.45	36.31	21,166	2.22	(g)	2.22	(g)	0.06	15

(0.11)	16.74	38.41	9,536	2.15	(f)	2.15	(f)	0.08	9
(0.11)	12.18	48.61	8,059	2.25		2.39		1.84	22
(0.63)	8.30	(49.24)	7,248	2.25		2.27		1.52	30
(2.82)	16.97	(25.70)	17,769	2.21		2.22		0.54	24
(1.57)	26.49	36.32	29,694	2.23	(g)	2.23	(g)	0.08	15

(0.25)	16.16	39.80	204,938	1.16	(f)	1.16	(f)	1.01	9
(0.24)	11.76	50.19	73,965	1.25		1.27		2.49	22
(0.76)	8.05	(48.77)	28,847	1.20		1.20		2.74	30
(3.04)	16.46	(24.82)	41,844	1.09		1.09		1.79	24
(1.79)	25.78	37.81	48,080	1.09	(g)	1.09	(g)	1.21	15

See accompanying notes to financial statements.

|  14

Notes to Financial Statements

January 31, 2011

1.  Organization.  AEW Real Estate Fund (the “Fund”) is the sole series of Natixis Funds Trust IV (the “Trust”), and is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Fund seeks to provide investors with above-average income and long-term growth of capital. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series.

The Fund offers Class A, Class C and Class Y shares. Effective October 12, 2007, Class B shares are no longer offered. Existing Class B shareholders may continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Natixis Funds subject to existing exchange privileges as described in the prospectus.

Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares do not pay a front-end sales charge; however, they are charged higher Rule 12b-1 fees, and are subject to a contingent deferred sales charge (“CDSC”) if such shares are redeemed within six years of purchase. After eight years of ownership, Class B shares convert to Class A shares. Class C shares do not pay a front-end sales charge, do not convert to any other class of shares, pay higher Rule 12b-1 fees than Class A shares and may be subject to a CDSC of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class Y shares are generally intended for institutional investors with a minimum initial investment of $100,000, though some categories of investors are exempted from the minimum investment amount as outlined in the Fund’s prospectus.

Expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the Rule 12b-1 service and distribution fees). In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of the Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.

2.  Significant Accounting Policies.  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund’s financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Fund’s financial statements.

15  |

Notes to Financial Statements (continued)

January 31, 2011

a.  Valuation.  Equity securities, including shares of closed-end investment companies and exchange-traded funds, for which market quotations are readily available are valued at market value, as reported by pricing services recommended by the investment adviser and approved by the Board of Trustees. Such pricing services generally use the security’s last sale price on the exchange or market where the security is primarily traded or, if there is no reported sale during the day, the closing bid price. Securities traded on the NASDAQ Global Select Market, NASDAQ Global Market and NASDAQ Capital Market are valued at the NASDAQ Official Closing Price (“NOCP”), or if lacking a NOCP, at the most recent bid quotation on the applicable NASDAQ Market. Debt securities (other than short-term obligations purchased with an original or remaining maturity of sixty days or less) are generally valued on the basis of evaluated bids furnished to the Fund by a pricing service recommended by the investment adviser and approved by the Board of Trustees, which service determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Broker-dealer bid quotations may also be used to value debt and equity securities where a pricing service does not price a security or where a pricing service does not provide a reliable price for the security. In instances where broker-dealer bid quotations are not available, certain securities held by the Fund may be valued on the basis of a price provided by a principal market maker. Short-term obligations purchased with an original or remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Fund’s investment adviser using consistently applied procedures under the general supervision of the Board of Trustees.

b.  Investment Transactions and Related Investment Income.  Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on ex-dividend date and interest income is recorded on an accrual basis. Distributions received from investments in securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The calendar year-end amounts of ordinary income, capital gains, and return of capital included in dividends received from the Fund’s investments in real estate investment trusts (“REITs”) are reported to the Fund after the end of the calendar year; accordingly, the Fund estimates these amounts for accounting purposes until the characterization of REIT distributions is reported to the Fund after the end of the calendar year. Estimates for the period from January 1 through January 31, 2011 are included in the Statement of Operations. Estimates are based on the most recent REIT distribution information available. Interest income is increased by the accretion of discount and decreased by the amortization of premium. Investment income is recorded net of foreign taxes withheld when applicable. In determining net

|  16

Notes to Financial Statements (continued)

January 31, 2011

gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class-specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.

c.  Federal and Foreign Income Taxes.  The Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of the Fund’s tax positions for the open tax years as of January 31, 2011 and has concluded that no provisions for income tax are required. The Fund’s federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the Fund. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.

The Fund may be subject to foreign taxes on income and gains on investments that are accrued based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign governments may also impose taxes or other payments on investments with respect to foreign securities. Such taxes are accrued as applicable.

d.  Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. For the year ended January 31, 2011, a portion of distributions paid has been redesignated as return of capital due to differences between estimated and actual amounts of ordinary income and return of capital received from REITs. Return of capital distributions are reflected on the Statement of Changes in Net Assets and have been reported to shareholders for tax purposes. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees and wash sales. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.

17  |

Notes to Financial Statements (continued)

January 31, 2011

The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended January 31, 2011 and January 31, 2010 was as follows:

2011 Distributions Paid From:				2010 Distributions Paid From:
Ordinary Income	Long-Term Capital Gains	Return of Capital	Total	Ordinary Income	Long-Term Capital Gains	Total
$2,356,623	$—	$912,544	$3,269,167	$2,229,074	$—	$2,229,074

As of January 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$—
Undistributed long-term capital gains	—

Total undistributed earnings	—

Capital loss carryforward:
Expires January 31, 2017	(3,777,617)
Expires January 31, 2018	(22,219,321)

Total capital loss carryforward	(25,996,938)

Deferred net capital losses (post-October 2010)	(1,046)

Unrealized appreciation	49,964,669

Total accumulated earnings (losses)	$23,966,685

Capital loss carryforward utilized in the current year	$103,231

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act modernizes several of the federal income and excise tax provisions related to RICs, and, with certain exceptions, is effective for taxable years beginning after December 22, 2010. Among the changes made are changes to the capital loss carryforward rules allowing for capital losses to be carried forward indefinitely. Rules in effect as of the report date limit the carryforward period to eight years. Capital loss carryforwards generated in taxable years beginning after effective date of the Act must be fully used before capital loss carryforwards generated in taxable years prior to effective date of the Act; therefore, under certain circumstances, capital loss carryforwards available as of the report date, if any, may expire unused. Management is currently evaluating the complete impact of the Act on the Fund’s financial statements.

e.  Repurchase Agreements.  It is the Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of

|  18

Notes to Financial Statements (continued)

January 31, 2011

default or insolvency of the counterparty including possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities.

f.  Securities Lending.  The Fund has entered into an agreement with State Street Bank and Trust Company (“State Street Bank”), as agent of the Fund, to lend securities to certain designated borrowers. The loans are collateralized with cash or securities in an amount equal to at least 105% or 102% of the market value (including accrued interest) of the loaned international or domestic securities, respectively, when the loan is initiated. Thereafter, the value of the collateral must remain at least 102% of the market value (including accrued interest) of loaned securities for U.S. equities and U.S. corporate debt; at least 105% of the market value (including accrued interest) of loaned securities for non-U.S. equities; and at least 100% of the market value (including accrued interest) of loaned securities for U.S. Government securities, sovereign debt issued by non-U.S. Governments and non-U.S. corporate debt. In the event that the market value of the collateral falls below the required percentages described above, the borrower will deliver additional collateral on the next business day. As with other extensions of credit, the Fund may bear the risk of loss with respect to the investment of the collateral. The Fund invests cash collateral in short-term investments, a portion of the income from which is remitted to the borrowers and the remainder allocated between the Fund and State Street Bank as lending agent.

For the year ended January 31, 2011, the Fund did not loan securities under this agreement.

g.  Indemnifications.  Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3.  Fair Value Measurements.  In accordance with accounting standards related to fair value measurements and disclosures, the Fund has categorized the inputs utilized in determining the value of the Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical assets or liabilities;

•

Level 2 – prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.);

•	Level 3 – prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no

19  |

Notes to Financial Statements (continued)

January 31, 2011

market activity for an asset or liability (unobservable inputs reflect the Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of January 31, 2011, at value:

Asset Valuation Inputs

Description(a)	Level 1	Level 2	Level 3	Total
Common Stocks	$272,550,509	$—	$—	$272,550,509
Short-Term Investments	—	13,692,994	—	13,692,994

Total	$272,550,509	$13,692,994	$—	$286,243,503

(a)	Major categories of the Fund’s investments are included in the Portfolio of Investments.

4.  Purchases and Sales of Securities.  For the year ended January 31, 2011, purchases and sales of securities (excluding short-term investments) were $103,163,064 and $18,036,494, respectively.

5.  Management Fees and Other Transactions with Affiliates.

a.  Management Fees.  AEW Capital Management, L.P. (“AEW”) serves as the investment adviser to the Fund. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.80% of the first $500 million of the Fund’s average daily net assets and 0.75% of the Fund’s average daily net assets in excess of $500 million, calculated daily and payable monthly. AEW has given a binding undertaking to the Fund to waive management fees and/or reimburse certain expenses to limit the Fund’s operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses. This undertaking is in effect until April 30, 2011 and will be reevaluated on an annual basis. Management fees payable, as reflected on the Statement of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings.

For the year ended January 31, 2011, the expense limits as a percentage of average daily net assets under the expense limitation agreement were as follows:

Expense Limit as a Percentage of Average Daily Net Assets
Class A	Class B	Class C	Class Y
1.50%	2.25%	2.25%	1.25%

|  20

Notes to Financial Statements (continued)

January 31, 2011

AEW is permitted to recover expenses it has borne under the expense limitation agreement (whether through waiver of its management fees or otherwise) on a class by class basis in later periods to the extent the expenses of a class fall below a class’ expense limits, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.

For the year ended January 31, 2011, the management fees for the Fund were $1,638,373 (0.80% of average daily net assets).

For the year ended January 31, 2011, expense reimbursements related to the prior fiscal year were recovered as follows:

Recovered Expenses
Class A	Class B	Class C	Class Y	Total
$5,633	$286	$836	$11,678	$18,433

AEW is a wholly-owned subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”), which is part of Natixis Global Asset Management, an international asset management group based in Paris, France.

b.  Service and Distribution Fees.  The Trust has entered into a distribution agreement with Natixis Distributors, L.P. (“Natixis Distributors”), a wholly-owned subsidiary of Natixis US. Pursuant to this agreement, Natixis Distributors serves as principal underwriter of the Fund.

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plan”) and a Distribution and Service Plan relating to the Fund’s Class B and Class C shares (the “Class B and Class C Plans”).

Under the Class A Plan, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distributors in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.

Under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in providing personal services to investors in Class B and Class C shares and/or the maintenance of shareholder accounts.

Also under the Class B and Class C Plans, the Fund pays Natixis Distributors a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class B and Class C shares, as compensation for services provided by Natixis Distributors in connection with the marketing or sale of Class B and Class C shares.

21  |

Notes to Financial Statements (continued)

January 31, 2011

For the year ended January 31, 2011, the Fund paid the following service and distribution fees:

Service Fees			Distribution Fees
Class A	Class B	Class C	Class B	Class C
$155,746	$7,879	$23,082	$23,635	$69,246

c.  Administrative Fees.  Natixis Asset Management Advisors, L.P. (“Natixis Advisors”) provides certain administrative services for the Fund and subcontracts with State Street Bank to serve as sub-administrator. Natixis Advisors is a wholly-owned subsidiary of Natixis US. Pursuant to an agreement among Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Natixis Cash Management Trust, Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I, Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”), Hansberger International Series and Natixis Advisors, the Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion and 0.0350% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

Prior to July 1, 2010, the Fund paid Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0575% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series, 0.0500% of the next $15 billion, 0.0425% of the next $30 billion and 0.0375% of such assets in excess of $60 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and the Hansberger International Series of $10 million, which is reevaluated on an annual basis. New funds are subject to a fee for the first twelve months of operations of $75,000 plus $12,500 per additional class and an additional $75,000 if managed by multiple subadvisers.

For the year ended January 31, 2011, the Fund paid $97,071 in administrative fees to Natixis Advisors.

d.  Sub-Transfer Agent Fees.  Natixis Distributors has entered into agreements with financial intermediaries to provide certain recordkeeping, processing, shareholder communications and other services to customers of the intermediaries and has agreed to compensate the intermediaries for providing those services. Certain services would be provided by the Fund if the shares of those customers were registered directly with the Fund’s transfer agent. Accordingly, the Fund agreed to pay a portion of the intermediary fees attributable to shares of the Fund held by the intermediaries (which generally

|  22

Notes to Financial Statements (continued)

January 31, 2011

are a percentage of the value of shares held) not exceeding what the Fund would have paid its transfer agent had each customer’s shares been registered directly with the transfer agent instead of held through the intermediaries. Natixis Distributors pays the remainder of the fees.

For the year ended January 31, 2011, the Fund paid $113,806 in sub-transfer agent fees, which are reflected in transfer agent fees and expenses in the Statement of Operations.

e.  Commissions.  Commissions (including CDSCs) on Fund shares retained by Natixis Distributors during the year ended January 31, 2011 amounted to $42,556.

f.  Trustees Fees and Expenses.  The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distributors, Natixis US or their affiliates. The Chairperson of the Board receives a retainer fee at the annual rate of $250,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that she attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $80,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, each committee chairman receives an additional retainer fee at an annual rate of $15,000. Each Contract Review and Governance Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $7,500 for each Committee meeting that he or she attends in person and $3,750 for each meeting that he or she attends telephonically. Each member of the ad hoc Committee on Alternative Investments received a one-time fee of $10,000. The ad hoc Committee on Alternative Investments is not a standing committee. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.

A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Fund until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts, and Hansberger International Series, and are normally reflected as Trustees’ fees and expenses in the Statement of Operations. The

23  |

Notes to Financial Statements (continued)

January 31, 2011

portions of the accrued obligations allocated to the Fund under the Plan are reflected as Deferred Trustees’ fees in the Statement of Assets and Liabilities.

6.  Line of Credit.  The Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participates in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participates in the line of credit. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 1.25%. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

Prior to March 10, 2010, the Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Hansberger International Series, participated in a $200,000,000 committed unsecured line of credit provided by State Street Bank, with an individual limit of $125,000,000 for each fund that participated in the line of credit. Interest was charged to each participating fund based on its borrowings at a rate per annum equal to the greater of the Federal Funds rate or overnight LIBOR, plus 0.75%. In addition, a commitment fee of 0.125% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.

For the year ended January 31, 2011, the Fund had no borrowings under these agreements.

7.  Brokerage Commission Recapture.  The Fund has entered into agreements with certain brokers whereby the brokers will rebate a portion of brokerage commissions. All amounts rebated by the brokers are returned to the Fund under such agreements and are included as realized gains on investments in the Statement of Operations. For the year ended January 31, 2011, $3,471 was rebated under these agreements.

8.  Concentration of Risk.  The Fund concentrates its investments in real estate securities, including REITs. A fund with a concentrated portfolio is vulnerable to the risks of the industry in which it invests and is subject to greater risks and market fluctuations than funds investing in a broader range of industries. Real estate securities are susceptible to the risks associated with direct ownership of real estate such as declining property values, increases in property taxes, operating expenses, interest rates or competition, zoning changes and losses from casualty and condemnation.

9.  Concentration of Ownership.  From time to time, the Fund may have a concentration of several shareholders holding a significant percentage of shares outstanding. Investment activities of these shareholders could have material impacts on the Fund. As of January 31, 2011, one shareholder account owned more than 5% of the Fund’s total outstanding shares, representing 46.4% of the Fund’s net assets. Such ownership may be beneficially held by individuals or entities other than the owner of record.

|  24

Notes to Financial Statements (continued)

January 31, 2011

10.  Capital Shares.  The Fund may issue an unlimited number of shares of beneficial interest without par value. Transactions in capital shares were as follows:

	Year Ended January 31, 2011		Year Ended January 31, 2010
	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	1,150,259	$16,754,520	1,893,433	$17,607,757
Issued in connection with the reinvestment of distributions	57,209	848,962	92,499	813,384
Redeemed	(1,027,048)	(15,265,322)	(2,046,092)	(20,645,530)

Net change	180,420	$2,338,160	(60,160)	$(2,224,389)

Class B
Issued from the sale of shares	8,387	$120,357	10,833	$105,563
Issued in connection with the reinvestment of distributions	1,364	20,198	3,913	33,505
Redeemed	(133,684)	(1,973,110)	(158,182)	(1,504,150)

Net change	(123,933)	$(1,832,555)	(143,436)	$(1,365,082)

Class C
Issued from the sale of shares	77,471	$1,149,146	58,140	$583,072
Issued in connection with the reinvestment of distributions	3,430	51,220	7,859	67,600
Redeemed	(173,219)	(2,579,212)	(277,508)	(2,683,447)

Net change	(92,318)	$(1,378,846)	(211,509)	$(2,032,775)

Class Y
Issued from the sale of shares	8,593,728	$125,883,668	4,969,098	$46,793,723
Issued in connection with the reinvestment of distributions	52,825	757,909	78,575	682,705
Redeemed	(2,258,241)	(32,874,202)	(2,337,750)	(22,707,848)

Net change	6,388,312	$93,767,375	2,709,923	$24,768,580

Increase (decrease) from capital share transactions	6,352,481	$92,894,134	2,294,818	$19,146,334

25  |

Report of Independent Registered Public

Accounting Firm

To the Trustees of Natixis Funds Trust IV and Shareholders of AEW Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the AEW Real Estate Fund, the sole series of Natixis Funds Trust IV (the “Fund”), at January 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at January 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

March 18, 2011

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2011 U.S. Tax Distribution Information to

Shareholders (Unaudited)

Corporate Dividends Received Deduction.  For the fiscal year ended January 31, 2011, 0.99% of dividends distributed by the AEW Real Estate Fund qualify for the dividends received deduction for corporate shareholders.

Qualified Dividend Income.  2.00% of the dividends distributed by the Fund during the fiscal year ended January 31, 2011 are considered qualified dividend income, and are eligible for reduced tax rates. These lower rates range from 0% to 15% depending on an individual’s tax bracket.

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Trustee and Officer Information

The tables below provide certain information regarding the trustees and officers of Natixis Funds Trust IV (the “Trust”). Unless otherwise indicated, the address of all persons below is 399 Boylston Street, Boston, MA 02116. The Trust’s Statement of Additional Information includes additional information about the trustees of the Trust and is available by calling Natixis Funds at 800-225-5478.

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES

Graham T. Allison, Jr. (1940)	Trustee Since 2000 Contract Review and Governance Committee Member	Douglas Dillon Professor and Director of the Belfer Center for Science and International Affairs, John F. Kennedy School of Government, Harvard University	44 Director, Taubman Centers, Inc. (real estate investment trust)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; government experience (including as Assistant Secretary of Defense under President Clinton); academic experience

Charles D. Baker[1] (1956)	Trustee From 2005 to 2009 and since 2011 Contract Review and Governance Committee Member	Executive in Residence, General Catalyst Partners (venture capital); formerly, President and Chief Executive Officer, Harvard Pilgrim Health Care (health plan)

44

Formerly, Trustee, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and Hansberger International Series (investment companies)

Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including president and chief executive officer of a corporation

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust(s), Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Edward A. Benjamin (1938)	Trustee Since 2003 Chairman of the Contract Review and Governance Committee	Retired	44 Formerly, Director, Precision Optics Corporation (optics manufacturer)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; significant experience providing legal counsel to boards, funds, advisers and other financial institutions (former partner at Ropes & Gray LLP)

Daniel M. Cain (1945)	Trustee Since 2000 Contract Review and Governance Committee Member	Chairman (formerly, President and Chief Executive Officer) of Cain Brothers & Company, Incorporated (investment banking)	44 Director, Sheridan Healthcare Inc. (physician practice management)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; experience in the financial industry, including roles as chairman and former chief executive officer of an investment banking firm

Kenneth A. Drucker (1945)	Trustee Since 2008 Chairman of the Audit Committee	Formerly, Vice President and Treasurer, Sequa Corp. (aerospace, automotive and metal manufacturing)	44 Formerly, Director, M Fund, Inc. (investment company); Director, Gateway Trust (investment company)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including as treasurer of a corporation

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Wendell J. Knox (1948)	Trustee Since 2009 Audit Committee Member	Director (formerly, President and Chief Executive Officer) of Abt Associates Inc. (research and consulting)	44 Director, Eastern Bank (commercial bank); Director, The Hanover Insurance Group (property and casualty insurance)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience including roles as president and chief executive officer of a consulting company

Sandra O. Moose (1942)	Chairperson of the Board of Trustees since November 2005 Since 2000 Ex officio member of the Audit Committee and Contract Review and Governance Committee	President, Strategic Advisory Services (management consulting); formerly, Senior Vice President and Director, The Boston Consulting Group, Inc. (management consulting)	44 Director, Verizon Communications; Director, AES Corporation (international power company); Formerly, Director, Rohm and Haas Company (specialty chemicals)	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience at a management consulting company

Erik R. Sirri (1958)	Trustee Since 2009 Contract Review and Governance Committee Member	Professor of Finance at Babson College; formerly, Director of the Division of Trading and Markets at the Securities and Exchange Commission	44 None	Experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience and training as an economist

Peter J. Smail (1952)	Trustee Since 2009 Contract Review and Governance Committee Member	Retired; formerly, President and Chief Executive Officer of Pyramis Global Advisors (investment management)	44 None	Mutual fund industry and executive experience, including roles as president and chief executive officer for an investment adviser

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INDEPENDENT TRUSTEES continued

Cynthia L. Walker (1956)	Trustee Since 2005 Audit Committee Member	Deputy Dean for Finance and Administration, Yale University School of Medicine; formerly, Executive Dean for Administration, Harvard Medical School; and formerly, Dean for Finance and Chief Financial Officer, Harvard Medical School	44 None	Significant experience on Board of Trustees of the Trusts and/or other business organizations; executive experience in a variety of academic organizations, including roles as dean for finance and administration

INTERESTED TRUSTEES

Robert J. Blanding[2] (1947) 555 California Street San Francisco, CA 94104	Trustee Since 2003	President, Chairman, Director and Chief Executive Officer, Loomis, Sayles & Company, L.P.	44 None	Significant experience on Board of Trustees of the Trusts; continuing service as president, chairman, and chief executive officer of Loomis, Sayles & Company, L.P.

David L. Giunta[1,3] (1965)	Trustee Since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.; formerly President, Fidelity Charitable Gift Fund; and formerly, Senior Vice President, Fidelity Brokerage Company.	44 None	Experience on Board of Trustees of the Trusts; continuing experience as President and Chief Executive Officer of Natixis Global Associates – U.S.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen** and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership

INTERESTED TRUSTEES continued

John T. Hailer[4] (1960)	Trustee Since 2000	President and Chief Executive Officer –U.S. and Asia, Natixis Global Asset Management, L.P.; formerly, President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P., Natixis Distributors, L.P. and Natixis Global Associates, Inc.	44 None	Significant experience on Board of Trustees of the Trusts; continuing experience as Chief Executive Officer of Natixis Global Asset Management, L.P.

*	Each trustee serves until retirement, resignation or removal from the Board of Trustees. The current retirement age is 72; however, the trustees have designated 2010 as a transition period so that any trustees who were age 72 or older during 2010 will not be required to retire until the end of calendar year 2011. The position of Chairperson of the Board is appointed for a two-year term. Ms. Moose was appointed to serve an additional two-year term as the Chairperson of the Board of Trustees on November 20, 2009.

**	The trustees of the Trust serve as trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV, Gateway Trust and the Natixis Cash Management Trust (collectively, the “Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (collectively, the “Loomis Sayles Funds Trusts”), and Hansberger International Series (collectively, the “Fund Complex”).

[1]	Mr. Baker and Mr. Giunta were appointed as trustees effective January 1, 2011.

[2]

Mr. Blanding is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President, Chairman, Director and Chief Executive Officer of Loomis Sayles.

[3]

Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

[4]

Mr. Hailer is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust: President and Chief Executive Officer – U.S. and Asia, Natixis Global Asset Management, L.P.

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Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office* and Length of Time Served	Principal Occupation During Past 5 Years**

OFFICERS OF THE TRUST

Coleen Downs Dinneen (1960)	Secretary, Clerk and Chief Legal Officer	Since September 2004	Executive Vice President, General Counsel, Secretary and Clerk (formerly, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk), Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Russell L. Kane (1969)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Chief Compliance Officer since May 2006; Assistant Secretary since June 2004; and Anti-Money Laundering Officer since April 2007	Chief Compliance Officer for Mutual Funds, Senior Vice President, Deputy General Counsel, Assistant Secretary and Assistant Clerk, Natixis Distribution Corporation, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

Michael C. Kardok (1959)	Treasurer, Principal Financial and Accounting Officer	Since October 2004	Senior Vice President, Natixis Asset Management Advisors, L.P. and Natixis Distributors, L.P.

*	Each officer of the Trust serves for an indefinite term in accordance with the Trust’s current By-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

**	Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis Distributors, L.P. or Natixis Asset Management Advisors, L.P. are omitted if not materially different from an officer’s current position with such entity.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Ms. Cynthia L. Walker, Mr. Wendell J. Knox and Mr. Kenneth A. Drucker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services provided reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	2/1/09- 1/31/10	2/1/10- 1/31/11	2/1/09- 1/31/10	2/1/10- 1/31/11	2/1/09- 1/31/10	2/1/10- 1/31/11	2/1/09- 1/31/10	2/1/10- 1/31/11
Natixis Funds Trust IV	$43,990	$43,990	$31	$100	$14,360	$14,376	$—	$—

1.	Audit-related fees consist of:

Year-ends 1/31/2010 & 1/31/2011 - performance of agreed-upon procedures related to the Registrant’s deferred compensation plan and consulting services with respect to regulatory matters.

2.	Tax fees consist of:

Year-end 1/31/2010 - review of the Registrant’s tax returns and consulting services with respect to new deferred compensation tax rules.

Year-end 1/31/2011 – review of the Registrant’s tax returns, consulting services related to new Massachusetts filing requirements.

Aggregate fees billed to the Registrant for non-audit services during the years ended 1/31/2010 and 1/31/2011 were $14,391 and $14,476, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to AEW Capital Management, L.P. and entities controlling, controlled by or under common control with AEW Capital Management, L.P. (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	2/1/09- 1/31/10	2/1/10- 1/31/11	2/1/09- 1/31/10	2/1/10- 1/31/11	2/1/09- 1/31/10	2/1/10- 1/31/11
Control Affiliates	$12,000	$12,000	$—	$—	$—	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to AEW Capital Management, L.P. and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	2/1/09-1/31/10	2/1/10-1/31/11
Control Affiliates	$79,500	$83,200

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Trust and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an independent Board member is authorized to pre-approve the engagement, but only for engagements to provide audit, audit-related and tax services. This approval is subject to review of the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the audit committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).
(a)	(2)

Certifications of Principal Executive Officer and Principal Financial Officer pursuant to

Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(a)	(3)	Not applicable.
(b)		Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust IV

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	March 23, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta

Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	March 23, 2011

By:	/s/ Michael C. Kardok

Name:	Michael C. Kardok
Title:	Treasurer
Date:	March 23, 2011